Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Alison Davis
Alison Davis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Henrique de Castro
Henrique de Castro

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Harry F. DiSimone
Harry F. DiSimone

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Dennis F. Lynch
Dennis F. Lynch

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Heidi G. Miller
Heidi G. Miller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Scott C. Nuttall
Scott C. Nuttall

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Denis J. O’Leary
Denis J. O’Leary

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, Chairman of the Board and Chief Executive Officer, Robert W. Hau, Chief Financial Officer and Treasurer, and Lynn S. McCreary, Chief Legal Officer and Secretary, and each of them individually, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the undersigned’s name as a director of Fiserv, Inc. to a Post-Effective Amendment to the Registration Statement on Form S-8, filed with the Securities and Exchange Commission on August 21, 2007 (File No. 333-145599) to register shares under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries, to make any amendment thereto, or to deregister any securities registered thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of April, 2020.

/s/ Doyle R. Simons
Doyle R. Simons